Transamerica Small Cap Value
Summary Prospectus March 1, 2022

Class R4 (TSLFX)	Class R (TRSLX)	Class I3 (TSLTX)
Thank you for being a valued Transamerica shareholder. This Summary Prospectus will provide you with updated information about your investment in the fund.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.transamerica.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information dated March 1, 2022, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2021, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees	0.76%	0.76%	0.76%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.09%	0.03%	0.04%
Recaptured expense1,[2]	0.05%	0.00%	0.00%
All other expenses	0.04%	0.03%	0.04%
Total annual fund operating expenses	1.10%	1.29%	0.80%
1
Recaptured expenses are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2023 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.10% for Class R4 shares, 1.50% for Class R shares and 0.95% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2023 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$112	$350	$606	$1,340
Class R	$131	$409	$708	$1,556
Class I3	$82	$255	$444	$990
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 94% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Peregrine Capital Management, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-capitalization companies. The fund generally considers a small-capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index1 at the time of initial purchase. As of December 31, 2021, the market capitalization range of the Russell 2000® Value Index was between $33.8 million and $14 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
The sub-adviser uses a proprietary, quantitative screening process designed to identify the least expensive small cap stocks across each sector.  This screening process narrows the investment universe and allows the sub-adviser to focus its fundamental research and analysis on the stocks that the sub-adviser believes are the most undervalued relative to their respective sector peer group. Fundamental research is primarily conducted through financial statement analysis, meetings with company management teams, and interacting with sell-side research analysts. Through its fundamental research and analysis, the sub-adviser seeks to uncover one or more of the following five Value Buy Criteria that the sub-adviser believes may act as a catalyst for stock appreciation:
•
Resolvable Short-Term Problem – Companies that may have gone through a negative fundamental event that has had an impact on stock price and valuation, and the sub-adviser believes the company has a pathway to resolve the problem within a reasonable period of time.
•
Catalyst for Change – Companies that may have a material fundamental event going on that the sub-adviser believes the market is not pricing in to the valuation of the stock.
•
Unrecognized Assets – Companies that the sub-adviser believes may have some intrinsic value that the market is not appreciating and the sub-adviser believes there is a pathway to unlocking that value within the near to moderate term.
•
Fundamental Undervaluation – Companies that the sub-adviser believes lack significant sponsorship from the sell-side community and may have strong margins and growth but are in the 10-15% of the lowest valued names in a sector.
•
Take-Over Potential – Companies that the sub-adviser believes have assets that would be more attractive in the hands of other owners.
The sub-adviser may sell a stock when the sub-adviser believes it has become fairly valued or when signs of fundamental deterioration appear. The sub-adviser may actively trade portfolio securities. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and equitize cash. The fund may also invest some of its assets in cash or in money market instruments, including U.S. Government obligations and repurchase agreements, or make other short-term debt investments to maintain liquidity.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market prices of the fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the fund’s securities and assets fall, the value of your investment will go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The domestic and global economic downturn may be prolonged. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the pandemic.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance and may generate greater amounts of short-term capital gains.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Value (the “predecessor fund”), on April 21, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/investments-fund-center or by calling 1-888-233-4339.
Prior to September 28, 2015, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.
Prior to November 1, 2018, the fund had a different sub-adviser and used different investment strategies. The performance set forth for the period between September 28, 2015 and October 31, 2018 is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	12/31/2020	35.47%
Worst Quarter:	3/31/2020	-38.29%

Average Annual Total Returns (periods ended December 31, 2021)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					1/23/2003
Return before taxes	27.65%	7.46%	10.27%
Return after taxes on distributions	8.00%	3.05%	7.80%
Return after taxes on distributions and sale of fund shares	19.30%	4.49%	7.59%
Class R (Return before taxes only)	27.40%	N/A	N/A	7.92%	4/21/2017
Class I3 (Return before taxes only)	27.98%	N/A	N/A	8.43%	4/21/2017
Russell 2000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	28.27%	9.07%	12.03%	9.80%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Peregrine Capital Management, LLC Portfolio Managers:
Jason R. Ballsrud, CFA	Portfolio Manager	since November 2018
Tasso H. Coin, Jr., CFA	Portfolio Manager	since November 2018
Douglas G. Pugh, CFA	Portfolio Manager	since November 2018
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.

Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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